Exhibit 99.1

Volkswagen Auto Lease Trust 2004-A MONTHLY SERVICER CERTIFICATE For the collection period ended 9-30-2006	PAGE 1

A.	DATES	Begin	End	# days

1	Determination Date		10/18/2006
2	Payment Date		10/20/2006
3	Collection Period	8/27/2006	9/30/2006	35
4	Monthly Interest Period - Actual	9/20/2006	10/19/2006	30
5	Monthly Interest - Scheduled			30

B.	SUMMARY

		Initial Balance	Beginning Balance	Principal Payment	Ending Balance	Note Factor
6	Class A-1 Notes	321,000,000.00	—	—	—	—
7	Class A-2 Notes	437,000,000.00	—	—	—	—
8	Class A-3 Notes	326,000,000.00	15,829,820.34	15,829,820.34	—	—
9	Class A-4a Notes	100,000,000.00	100,000,000.00	8,757,754.31	91,242,245.69	0.9124225
9b	Class A-4b Notes	316,000,000.00	316,000,000.00	27,674,503.62	288,325,496.38	0.9124225
10	Certificates	209,401,709.41	209,401,709.41	—	209,401,709.41	1.0000000

11	Equals: Total Securities	$1,709,401,709.41	$641,231,529.75	$52,262,078.27	$588,969,451.48

				Per $1000	Principal & Interest	Per $1000
		Coupon Rate	Interest Pmt Due	Face Amount	Payment Due	Face Amount
12	Class A-1 Notes	1.9992%	—	—	—	—
13	Class A-2 Notes	2.4700%	—	—	—	—
14	Class A-3 Notes	2.8400%	37,463.91	2.3666667	15,867,284.25	1,002.3666667
15	Class A-4a Notes	3.0900%	257,500.00	2.5750000	9,015,254.31	90.1525431
15b	Class A-4b Notes	5.4300%	1,429,900.00	4.5250000	29,104,403.62	92.1025431

	Equals: Total Securities		1,724,863.91		53,986,942.18

C.	COLLECTIONS AND AVAILABLE FUNDS

16	Lease Payments Received	15,539,901.56
17	Sales Proceeds - Early Terminations	16,147,321.41
18	Sales Proceeds - Scheduled Terminations	24,066,675.57
19	Security Deposits for Terminated Accounts	138,849.00
20	Excess Wear and Tear Received	195,569.97
21	Excess Mileage Charges Received	233,040.28
22	Other Recoveries Received	505,541.68

23	Subtotal: Total Collections	56,826,899.47

24	Repurchase Payments	—
25	Postmaturity Term Extension	—
25e	Net Swap Receipt - Class A-4b	620,940.00
26	Investment Earnings on Collection Account	305,684.98

27	Total Available Funds, prior to Servicer Advances	57,753,524.45

28	Servicer Advance	—

29	Total Available Funds	57,753,524.45

D.	DISTRIBUTIONS

30	Payment Date Advance Reimbursement (Item 71)		—
31	Servicing Fee (Servicing and Administrative Fees paid pro rata):
32	Servicing Fee Shortfall from Prior Periods		—
33	Servicing Fee Due in Current Period		534,359.61
34	Servicing Fee Shortfall		—
35	Administration Fee (Servicing and Administrative Fees paid pro rata):
36	Administration Fee Shortfall from Prior Periods		—
37	Administration Fee Due in Current Period		5,000.00
38	Administration Fee Shortfall		—
38e	Net Swap Payment - Class A-4b		—
38f	Senior Swap Termination Payment (paid pro rata with Noteholder Interest payment)		—
39	Interest Paid to Noteholders (paid pro rata with Senior Swap Termination Payment)		1,724,863.91
40	Subtotal: Remaining Available Funds	55,489,300.93
41	Principal Distribution Amount (Item 59)	52,262,078.27
42	Principal Paid to Noteholders (lesser of Item 40 and Item 41)		52,262,078.27
43	Amount Paid to Reserve Account to Reach Specified Balance		—
43b	Subordinated Swap Termination Payments		—
44	Other Amounts paid to Trustees		—

45	Remaining Available Funds		3,227,222.66

Volkswagen Auto Lease Trust 2004-A MONTHLY SERVICER CERTIFICATE For the collection period ended 9-30-2006	PAGE 2

E.	CALCULATIONS

46	Calculation of Principal Distribution Amount: (Sum of)
47	a) Targeted Principal Distributable Amount:
48	For Current Units: Change in Securitization Value	11,277,793.86
49	For Current Units: Change in Securitization Value for Advanced Payments	—
50	For All Terminated Units: Securitization Value (Beg. of Collection Period)	40,984,284.41
51	For Repurchases: Securitization Value (Beg. Of Collection Period)	—
52	b) Principal Carryover Shortfall from Preceding Payment Date	—
53	c) Additional Amounts to pay in full Notes on or after Final Scheduled Payment Date	—

54	Principal Distribution Amount before Reserve Account Draw Amount	52,262,078.27

55	Remaining Available Funds (Item 40)	55,489,300.93
56	Available Funds Shortfall Amount (If Item 54 > 55, Item 54 less Item 55, else 0)	—
57	Reserve Account Draw Amount (If Item 56 is > 0, Lesser of the Reserve Account Balance and Item 56)	—
58	Principal Carryover Shortfall (If Item 56 > Item 57, Item 56 less Item 57, else 0)	—

59	Principal Distribution Amount (If Item 56 > 0, Item 57 plus Item 55, else Item 54)	52,262,078.27

60	Calculation of Servicer Advance:
61	Available Funds, prior to Servicer Advances (Item 27)	57,753,524.45
62	Less: Payment Date Advance Reimbursement (Item 71)	—
63	Less: Servicing Fees Paid (Items 32, 33 and 34)	534,359.61
64	Less: Administration Fees Paid (Items 36, 37 and 38)	5,000.00
65	Less: Interest Paid to Noteholders and Swap Counterparties (Items 38e, 38f, and 39)	1,724,863.91
66	Less: Principal Paid to Noteholders (Item 42)	52,262,078.27
67	Less: Amount Paid to Reserve Account to Reach Specified Balance (Item 43)	—
68	Less: Subordinated Swap Termination Payments (Item 43b)	—
69	Less: Other Amounts paid to Trustees (Item 44)	—

70	Equals: Remaining Available Funds before Servicer Advance (If < 0, Available Funds Shortfall)	3,227,222.66
71	Monthly Lease Payments Due on Included Units but not received (N/A if Item 70 > 0)	N/A

72	Servicer Advance (If Item 70 < 0, lesser of Item 70 and Item 71, else 0)	—

73	Reconciliation of Servicer Advance:
74	Beginning Balance of Servicer Advance	—
75	Payment Date Advance Reimbursement	—
76	Additional Payment Advances for current period	—

77	Ending Balance of Payment Advance	—

F.	RESERVE ACCOUNT

78	Reserve Account Balances:
79	Specified Reserve Account Balance		51,282,051.28
80	Initial Reserve Account Balance		17,094,017.09
81	Beginning Reserve Account Balance		51,282,051.28
82	Plus: Net Investment Income for the Collection Period		219,940.16

83	Subtotal: Reserve Fund Available for Distribution		51,501,991.44
84	Plus: Deposit of Excess Available Funds (Item 43)		—
85	Less: Reserve Account Draw Amount (Item 57)		—

86	Subtotal Reserve Account Balance		51,501,991.44
87	Less: Excess Reserve Account Funds to Transferor (If Item 86 > Item 79)		219,940.16

88	Equals: Ending Reserve Account Balance		51,282,051.28

89	Change in Reserve Account Balance from Immediately Preceding Payment Date		—

90	Current Period Net Residual Losses:	Units	Amounts
91	Aggregate Securitization Value for Scheduled Terminated Units	1,881	24,930,725.33
92a	Less: Sales Proceeds for Current Month Scheduled Terminations		(24,174,499.57)
92b	Less: Sales Proceeds/Recoveries for Prior Month Scheduled Terminations		(428,511.78)
93	Less: Excess Wear and Tear Received		(195,569.97)
94	Less: Excess Mileage Received		(233,040.28)

95	Current Period Net Residual Losses/(Gains)	1,881	(100,896.27)

96	Cumulative Net Residual Losses:
97	Beginning Cumulative Net Residual Losses	19,498	1,067,109.41
98	Current Period Net Residual Losses (Item 95)	1,881	(100,896.27)

99	Ending Cumulative Net Residual Losses	21,379	966,213.14

100	Cumulative Net Residual Losses/(Gains) as a % of Aggregate Initial Securitization Value		0.06%

Volkswagen Auto Lease Trust 2004-A MONTHLY SERVICER CERTIFICATE For the collection period ended 9-30-2006	PAGE 3

G.	POOL STATISTICS

101	Collateral Pool Balance Data		Initial	Current

102	Initial Aggregate Securitization Value		1,709,401,709	588,969,451
103	Number of Current Contracts		85,972	39,062
104	Weighted Average Lease Rate		4.96%	4.63%
105	Average Remaining Term		28.67	7.95
106	Average Original Term		44.43	45.96
107	Monthly Prepayment Speed			91.92%
		Units	Book Amount	Securitization Value

108	Pool Balance - Beginning of Period	42,084	671,646,122	641,231,530
109	Depreciation/Payments		(10,466,541)	(11,277,794)
110	Gross Credit Losses	(34)	(533,094)	(568,932)
111	Early Terminations	(1,107)	(15,948,720)	(15,484,627)
112	Scheduled Terminations	(1,881)	(26,125,148)	(24,930,725)
113	Repurchase/Reallocation	—	—	—

114	Pool Balance - End of Period	39,062	618,572,618	588,969,451

115	Delinquencies Aging Profile - End of Period	Units	Securitization Value	Percentage

116	Current	38,169	576,483,829	97.88%
117	31 - 90 Days Delinquent	770	10,703,075	1.82%
118	90+ Days Delinquent	123	1,782,548	0.30%

119	Total	39,062	588,969,451	100.00%

120	Credit Losses:		Units	Amounts

121	Aggregate Securitization Value on charged-off units		34	568,932
122	Aggregate Liquidation Proceeds on charged-off units			(419,723)
123	Recoveries on charged-off units			(8,731)

124	Current Period Aggregate Net Credit Losses/(Gains)		34	140,478

125	Cumulative Net Credit Losses:
126	Beginning Cumulative Net Credit Losses		1,141	7,095,443
127	Current Period Net Credit Losses (Item 124)		34	140,478

128	Ending Cumulative Net Credit Losses		1,175	7,235,920

129	Cumulative Net Credit Losses/(Gains) as a % of Aggregate Initial Securitization Value			0.42%

Volkswagen Auto Lease Trust 2004-A MONTHLY SERVICER CERTIFICATE For the collection period ended 9-30-2006	PAGE 4

SCHEDULED REDUCTION IN AGGREGATE SECURITIZATION VALUE

Scheduled
Payment Date	Reduction (1)
11/20/2006	40,092,446
12/20/2006	37,765,806
01/20/2007	39,528,935
02/20/2007	37,318,095
03/20/2007	35,207,701
04/20/2007	36,750,327
05/20/2007	34,912,928
06/20/2007	30,049,863
07/20/2007	28,801,717
08/20/2007	29,637,002
09/20/2007	28,185,089
10/20/2007	30,603,587
11/20/2007	37,426,647
12/20/2007	30,865,323
01/20/2008	23,339,854
02/20/2008	18,094,685
03/20/2008	6,319,867
04/20/2008	3,950,828
05/20/2008	6,934,337
06/20/2008	17,564,051
07/20/2008	13,968,705
08/20/2008	10,960,979
09/20/2008	7,636,404
10/20/2008	718,183
11/20/2008	599,898
12/20/2008	391,808
01/20/2009	463,843
02/20/2009	263,870
03/20/2009	73,882
04/20/2009	43,875
05/20/2009	64,294
06/20/2009	133,596
07/20/2009	107,732
08/20/2009	130,562
09/20/2009	62,731
Total:	588,969,451

(1)	This column represents the monthly reduction in the Aggregate Securitization Value, assuming
(a) each collection period is a calendar month rather than a fiscal month,
(b) timely receipt of all monthly rental payments and sales proceeds,
(c) no credit or residual losses and
(d) no prepayments (including defaults, purchase option exercises or other early lease terminations).
Actual cash flows are likely to vary from these amounts.